EXHIBIT IV TO SCHEDULE 13D

                               TAG-ALONG AGREEMENT


     Whereas, pursuant to Section 5(e) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to participate in any proposed "Transfer" by any "Section 5 Transferor" (as such terms are defined in the Securities Purchase Agreement); and

     Whereas, the undersigned would be a "Section 5 Transferor" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall be bound by, and shall comply with, all of the provisions of Section 5(e) of the Securities Purchase Agreement, and all other provisions of the Securities Purchase Agreement related thereto, which would impose obligations upon the undersigned, all to the same extent as if the undersigned were a party to Section 5(e) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(e) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Tag-Along Agreement, thus agreeing to be bound by the terms of this Tag-Along Agreement to the same extent as the undersigned.

     3. The restrictions imposed upon the undersigned, and with respect to any proposed Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement, and the obligations of the undersigned under this Tag-Along Agreement, shall be noted on the stock certificates of the undersigned and in the stock transfer and voting records and registrar of the Company. No Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement shall be effected by the Company unless there has been compliance with provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement.

     4. The undersigned acknowledges that the Purchaser is relying upon this Tag-Along Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Tag-Along Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Tag-Along Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Tag-Along Agreement pursuant to Section 4(a) of the "Escrow Agreement".

     6. This Tag-Along Agreement shall be governed by the laws of the State of New York.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Tag-Along Agreement as of November 1, 1999.


                                      Section 5 Transferor:

                                      By:  /s/ Adi Raviv
                                         ---------------------------------------
                                         Adi Raviv


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                               TAG-ALONG AGREEMENT

     Whereas, pursuant to Section 5(e) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to participate in any proposed "Transfer" by any "Section 5 Transferor" (as such terms are defined in the Securities Purchase Agreement); and

     Whereas, the undersigned would be a "Section 5 Transferor" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall be bound by, and shall comply with, all of the provisions of Section 5(e) of the Securities Purchase Agreement, and all other provisions of the Securities Purchase Agreement related thereto, which would impose obligations upon the undersigned, all to the same extent as if the undersigned were a party to Section 5(e) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(e) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Tag-Along Agreement, thus agreeing to be bound by the terms of this Tag-Along Agreement to the same extent as the undersigned.

     3. The restrictions imposed upon the undersigned, and with respect to any proposed Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement, and the obligations of the undersigned under this Tag-Along Agreement, shall be noted on the stock certificates of the undersigned and in the stock transfer and voting records and registrar of the Company. No Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement shall be effected by the Company unless there has been compliance with provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement.

     4. The undersigned acknowledges that the Purchaser is relying upon this Tag-Along Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Tag-Along Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Tag-Along Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Tag-Along Agreement pursuant to Section 4(a) of the "Escrow Agreement".

     6. This Tag-Along Agreement shall be governed by the laws of the State of New York.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Tag-Along Agreement as of November 1, 1999.


                                      Section 5 Transferor:

                                      By:  /s/ Joseph Mark
                                         ---------------------------------------
                                         Joseph Mark


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                               TAG-ALONG AGREEMENT

     Whereas, pursuant to Section 5(e) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to participate in any proposed "Transfer" by any "Section 5 Transferor" (as such terms are defined in the Securities Purchase Agreement); and

     Whereas, the undersigned would be a "Section 5 Transferor" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall be bound by, and shall comply with, all of the provisions of Section 5(e) of the Securities Purchase Agreement, and all other provisions of the Securities Purchase Agreement related thereto, which would impose obligations upon the undersigned, all to the same extent as if the undersigned were a party to Section 5(e) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(e) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Tag-Along Agreement, thus agreeing to be bound by the terms of this Tag-Along Agreement to the same extent as the undersigned.

     3. The restrictions imposed upon the undersigned, and with respect to any proposed Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement, and the obligations of the undersigned under this Tag-Along Agreement, shall be noted on the stock certificates of the undersigned and in the stock transfer and voting records and registrar of the Company. No Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement shall be effected by the Company unless there has been compliance with provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement.

     4. The undersigned acknowledges that the Purchaser is relying upon this Tag-Along Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Tag-Along Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Tag-Along Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Tag-Along Agreement pursuant to Section 4(a) of the "Escrow Agreement".

     6. This Tag-Along Agreement shall be governed by the laws of the State of New York.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Tag-Along Agreement as of November 1, 1999.


                                      Section 5 Transferor:

                                      By:  /s/ Shai Novik
                                         ---------------------------------------
                                         Shai Novik


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                               TAG-ALONG AGREEMENT

     Whereas, pursuant to Section 5(e) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to participate in any proposed "Transfer" by any "Section 5 Transferor" (as such terms are defined in the Securities Purchase Agreement); and

     Whereas, the undersigned would be a "Section 5 Transferor" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall be bound by, and shall comply with, all of the provisions of Section 5(e) of the Securities Purchase Agreement, and all other provisions of the Securities Purchase Agreement related thereto, which would impose obligations upon the undersigned, all to the same extent as if the undersigned were a party to Section 5(e) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(e) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Tag-Along Agreement, thus agreeing to be bound by the terms of this Tag-Along Agreement to the same extent as the undersigned.

     3. The restrictions imposed upon the undersigned, and with respect to any proposed Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement, and the obligations of the undersigned under this Tag-Along Agreement, shall be noted on the stock certificates of the undersigned and in the stock transfer and voting records and registrar of the Company. No Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement shall be effected by the Company unless there has been compliance with provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement.

     4. The undersigned acknowledges that the Purchaser is relying upon this Tag-Along Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Tag-Along Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Tag-Along Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Tag-Along Agreement pursuant to Section 4(a) of the "Escrow Agreement".

     6. This Tag-Along Agreement shall be governed by the laws of the State of New York.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Tag-Along Agreement as of November 1, 1999.


                                      Section 5 Transferor:

                                      Raviv GRAT Trust

                                      By:  /s/ Laura Fisher
                                         ---------------------------------------
                                         Laura Fisher
                                         Trustee


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                               TAG-ALONG AGREEMENT

     Whereas, pursuant to Section 5(e) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to participate in any proposed "Transfer" by any "Section 5 Transferor" (as such terms are defined in the Securities Purchase Agreement); and

     Whereas, the undersigned would be a "Section 5 Transferor" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall be bound by, and shall comply with, all of the provisions of Section 5(e) of the Securities Purchase Agreement, and all other provisions of the Securities Purchase Agreement related thereto, which would impose obligations upon the undersigned, all to the same extent as if the undersigned were a party to Section 5(e) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(e) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Tag-Along Agreement, thus agreeing to be bound by the terms of this Tag-Along Agreement to the same extent as the undersigned.

     3. The restrictions imposed upon the undersigned, and with respect to any proposed Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement, and the obligations of the undersigned under this Tag-Along Agreement, shall be noted on the stock certificates of the undersigned and in the stock transfer and voting records and registrar of the Company. No Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement shall be effected by the Company unless there has been compliance with provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement.

     4. The undersigned acknowledges that the Purchaser is relying upon this Tag-Along Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Tag-Along Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Tag-Along Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Tag-Along Agreement pursuant to Section 4(a) of the "Escrow Agreement".

     6. This Tag-Along Agreement shall be governed by the laws of the State of New York.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Tag-Along Agreement as of the November 1, 1999.


                                      Section 5 Transferor:

                                      Rachel L. Mark 1999 Trust

                                      By:  /s/ Meryl Schlussel Mark
                                         ---------------------------------------
                                         Meryl Schlussel Mark
                                         Trustee


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                               TAG-ALONG AGREEMENT

     Whereas, pursuant to Section 5(e) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to participate in any proposed "Transfer" by any "Section 5 Transferor" (as such terms are defined in the Securities Purchase Agreement); and

     Whereas, the undersigned would be a "Section 5 Transferor" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall be bound by, and shall comply with, all of the provisions of Section 5(e) of the Securities Purchase Agreement, and all other provisions of the Securities Purchase Agreement related thereto, which would impose obligations upon the undersigned, all to the same extent as if the undersigned were a party to Section 5(e) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(e) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Tag-Along Agreement, thus agreeing to be bound by the terms of this Tag-Along Agreement to the same extent as the undersigned.

     3. The restrictions imposed upon the undersigned, and with respect to any proposed Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement, and the obligations of the undersigned under this Tag-Along Agreement, shall be noted on the stock certificates of the undersigned and in the stock transfer and voting records and registrar of the Company. No Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement shall be effected by the Company unless there has been compliance with provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement.

     4. The undersigned acknowledges that the Purchaser is relying upon this Tag-Along Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Tag-Along Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Tag-Along Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Tag-Along Agreement pursuant to Section 4(a) of the "Escrow Agreement".

     6. This Tag-Along Agreement shall be governed by the laws of the State of New York.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Tag-Along Agreement as of November 1, 1999.

                                      Section 5 Transferor:

                                      Samuel A. Mark 1999 Trust

                                      By:  /s/ Meryl Schlussel Mark
                                         ---------------------------------------
                                         Meryl Schlussel Mark
                                         Trustee


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                               TAG-ALONG AGREEMENT

     Whereas, pursuant to Section 5(e) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to participate in any proposed "Transfer" by any "Section 5 Transferor" (as such terms are defined in the Securities Purchase Agreement); and

     Whereas, the undersigned would be a "Section 5 Transferor" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall be bound by, and shall comply with, all of the provisions of Section 5(e) of the Securities Purchase Agreement, and all other provisions of the Securities Purchase Agreement related thereto, which would impose obligations upon the undersigned, all to the same extent as if the undersigned were a party to Section 5(e) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(e) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Tag-Along Agreement, thus agreeing to be bound by the terms of this Tag-Along Agreement to the same extent as the undersigned.

     3. The restrictions imposed upon the undersigned, and with respect to any proposed Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement, and the obligations of the undersigned under this Tag-Along Agreement, shall be noted on the stock certificates of the undersigned and in the stock transfer and voting records and registrar of the Company. No Transfer of shares of the capital stock of the Company which is subject to the provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement shall be effected by the Company unless there has been compliance with provisions of Section 5(e) of the Securities Purchase Agreement and this Tag-Along Agreement.

     4. The undersigned acknowledges that the Purchaser is relying upon this Tag-Along Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Tag-Along Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Tag-Along Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but


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subject to the release of this Tag-Along  Agreement  pursuant to Section 4(a) of the "Escrow Agreement".

     6. This Tag-Along Agreement shall be governed by the laws of the State of New York.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *


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


     In witness whereof, the undersigned have executed and delivered this Tag-Along Agreement as of November 1, 1999.

                                      Section 5 Transferor:

                                      Joshua A. Mark 1999 Trust

                                      By:  /s/ Meryl Schlussel Mark
                                         ---------------------------------------
                                         Meryl Schlussel Mark
                                         Trustee


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member



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